Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

BMO Harris Bank N.A. (the “Company”)

Re:	Transportation Finance Equipment Trust 2019-1 – Loan Data File, Asset Data File, and Payment Data File Procedures

We have performed the procedures described below, which were agreed to by the Company, on specified attributes identified by the Company in three electronic data files entitled (i) “Loan Level Data Tape.xls”1 provided by the Company on August 31, 2019 containing certain information related to 6,462 transportation equipment loans (the “Loans”) as of the close of business on July 31, 2019 (the “Loan Data File”), (ii) “Asset Level Data Tape.xlsx”1 provided by the Company on September 9, 2019 (the “Asset Data File”), containing certain information related to 12,048 new and used tractors, trailers, trucks, and buses (the “Assets”) securing the Loans as of the close of business on July 31, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Transportation Finance Equipment Trust 2019-1, and (iii) “Future Scheduled P&I Stream Data.xlsx”1 provided by the Company on September 9, 2019, containing monthly forecasted principal and interest payments for the Loans as of the close of business on July 31, 2019 (the “Payment Data File”). The Company is responsible for the specified attributes identified by the Company in the Loan Data File, Asset Data File, and Payment Data File. The sufficiency of these procedures is solely the responsibility of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information will be deemed to be in agreement if differences are within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively, unless otherwise stated.

•	The term “Source Documents” means the following information sources provided by the Company for each Selected Loan (defined below) or Selected Asset (defined below):

–	Certificate of Title
–	Loan and Security Agreement
–	Title Applications
–	Portfolio Management System Extract
–	Portfolio Management System Screenshots

1 Certain information in the file names has been redacted due to confidentiality

–	Siebel Pricing System Screenshots
–	SuperTrump Reports
–	Manufacturer Statements of Origin
–	National Highway Traffic Safety Administration Documentation.

The Source Documents were represented by the Company to be either the original Source Document, a copy of the original Source Document, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan and Security Agreement by the borrower.

•	The term “Provided Information” means the Source Documents and Payment Data File.

I.	The Loan Data File

A.

We were instructed by the Company to randomly select 125 Loans (each a “Selected Loan”) from the Loan Data File. For the purpose of this procedure, the Company did not inform us as to the basis for how they determined the number of Loans that we were instructed to randomly select from the Loan Data File. A listing of the Selected Loans is attached hereto as Exhibit A.

B.

For each Selected Loan, we compared or recomputed the attributes listed below in the Loan Data File to the corresponding information appearing on the Source Documents. The Company indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Loan Data File to the Source Documents for each of the specified attributes indicated below, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/Instructions

ACCOUNT NUMBER	Loan and Security Agreement

STATE	Loan and Security Agreement, Portfolio Management System Screenshots

ORIGINAL PRINCIPAL BALANCE	Loan and Security Agreement, Portfolio Management System Screenshots

CURRENT PRINCIPAL BALANCE	Portfolio Management System Extract

NEXT PAYMENT DATE	Portfolio Management System Extract

LOAN START DATE	Loan and Security Agreement

MATURITY DATE	Portfolio Management System Extract

ORIGINAL TERM	Loan and Security Agreement

REMAINING TERM	Recomputed as the sum of the number of payments remaining in the Payment Data File

APR	Loan and Security Agreement

FLEET SIZE	SuperTrump Reports, Siebel Pricing System Screenshots, Portfolio Management System Screenshots

We found the information listed in the Loan Data File to be in agreement with the corresponding information in the respective Source Documents.

C.	For each Selected Loan, the Company instructed us to compute the number of days delinquent as the Next Payment Date minus the Cutoff Date. We found that no Loans were greater than 30 days delinquent.

II.	The Asset Data File

A.

For each Selected Loan, we were instructed by the Company select a corresponding equipment receivable (each a “Selected Asset”) from the Asset Data File. For Selected Loans with multiple equipment receivables, we were instructed to randomly select one equipment receivable. For the purpose of this procedure, the Company did not inform us as to the basis for how they determined the number of Assets that we were instructed to randomly select from the Asset Data File.

B.

For each Selected Asset, we compared the attributes listed below in the Asset Data File to the corresponding information appearing on the Source Documents. The Company indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Asset Data File to the Source Documents for each of the specified attributes indicated below, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)

MODEL YEAR	Certificate of Title, Loan and Security Agreement

VIN	Certificate of Title, Loan and Security Agreement

NEW OR USED	Certificate of Title, Manufacturer Statements of Origin, Title Applications, Portfolio Management System Screenshots

EQUIPMENT TYPE	Certificate of Title, National Highway Traffic Safety Administration Documentation

We found the information listed in the Asset Data File to be in agreement with the corresponding information in the respective Source Documents.

C.	For each Selected Asset, we observed the existence of “BHB” listed as the security interest holder on the Certificate of Title.

III.	The Payment Data File

A.

For each Selected Loan, the Company instructed us to compare the monthly payment amount from the Payment Data File to the monthly payment amount stated in the Loan and Security Agreement. We found that the monthly payment amounts for all Selected Loans were in agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Loan Data File, Asset Data File, and Payment Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Loan Data File, Asset Data File, Payment Data File, Provided Information, or instructions provided by the Company, without verification or evaluation of such methodologies, information, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, information, or instructions provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Company. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Company but who may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, Virginia

September 27, 2019

Exhibit A

Selected Loan Number	Account Number[1]	Selected Loan Number	Account Number[1]	Selected Loan Number	Account Number1
1	91002*****	26	96890*****	51	96891*****
2	96668*****	27	80969*****	52	80879*****
3	97000*****	28	96884*****	53	96692*****
4	98459*****	29	96784*****	54	93010*****
5	80964*****	30	80905*****	55	96890*****
6	96891*****	31	80762*****	56	97012*****
7	96718*****	32	96932*****	57	96764*****
8	96926*****	33	96797*****	58	99417*****
9	96942*****	34	96736*****	59	96784*****
10	98878*****	35	96743*****	60	79817*****
11	93012*****	36	96721*****	61	80922*****
12	99316*****	37	93010*****	62	96932*****
13	79837*****	38	80834*****	63	96726*****
14	80992*****	39	96955*****	64	96970*****
15	98458*****	40	80820*****	65	96770*****
16	79847*****	41	79852*****	66	99101*****
17	80896*****	42	97008*****	67	96980*****
18	79891*****	43	96994*****	68	96828*****
19	97010*****	44	96973*****	69	96739*****
20	96831*****	45	96874*****	70	80943*****
21	79801*****	46	96899*****	71	79808*****
22	99280*****	47	80981*****	72	96802*****
23	96946*****	48	96703*****	73	98838*****
24	99344*****	49	97001*****	74	96782*****
25	96746*****	50	96989*****	75	93027*****

[1]	Certain information in the Account Number has been redacted due to confidentiality.

A-1

Selected Loan Number	Account Number[1]	Selected Loan Number	Account Number[1]
76	99392*****	101	79955*****
77	79821*****	102	96780*****
78	80947*****	103	96930*****
79	96691*****	104	96838*****
80	96779*****	105	79845*****
81	96836*****	106	96790*****
82	96883*****	107	96767*****
83	80880*****	108	96918*****
84	96730*****	109	96692*****
85	96897*****	110	99378*****
86	99356*****	111	96693*****
87	96722*****	112	99038*****
88	96968*****	113	93013*****
89	93038*****	114	96724*****
90	96940*****	115	80988*****
91	93009*****	116	98787*****
92	96874*****	117	99418*****
93	98899*****	118	96926*****
94	96786*****	119	98986*****
95	79894*****	120	99453*****
96	96996*****	121	96887*****
97	96748*****	122	79889*****
98	98628*****	123	96827*****
99	79868*****	124	79800*****
100	91000*****	125	98984*****

[1]	Certain information in the Account Number has been redacted due to confidentiality.

A-2